UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2010
Baker Hughes Incorporated
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	1-9397 (Commission File No.)	76-0207995 (I.R.S. Employer Identification No.)

2929 Allen Parkway, Houston, Texas (Address of Principal Executive Offices)	77019 (Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On April 22, 2010, the Board of Directors of Baker Hughes Incorporated (the “Company”) adopted an Amendment to the Baker Hughes Incorporated Executive Severance Plan (the “Plan”) in order to be consistent with a recent Internal Revenue Service interpretation of Department of Treasury regulations issued under Section 409A of the Internal Revenue Code of 1986, as amended. The Amendment to the Plan generally provides that a distribution to a participant who is not a specified employee (within the meaning of Section 409A) will be made on the date that is 90 days following the participant’s separation from service. The Amendment to the Baker Hughes Incorporated Executive Severance Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On April 22, 2010, the Company filed in Delaware a Certificate of Amendment to its Restated Certificate of Incorporation in response to the stockholders’ approval of a management proposal requiring the Company’s corporate secretary to call special stockholder meetings following a request from the holders of 25% of the Company’s voting stock in accordance with and subject to the provisions of the Company’s Bylaws. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1.
     The Board of Directors of the Company amended and restated the Company’s Bylaws effective as of April 22, 2010. The amended and restated Bylaws reflect the amendment to the Company’s Certificate of Incorporation described above and require the Company’s corporate secretary to call special stockholder meetings following a request from the holders of 25% of the Company’s voting stock subject to certain requirements that must be satisfied by the stockholders. A copy of the amended and restated Bylaws is attached hereto as Exhibit 3.2.
Item 5.07 Submission of Matters to a Vote of Security Holders.
     The Company’s Annual Meeting of Stockholders was held on April 22, 2010 (i) to elect eleven members of the Board of Directors to serve for one-year terms, (ii) to ratify Deloitte & Touche LLP as the Company’s Independent Auditor for the year 2010, (iii) to vote on Management Proposal No. 1 regarding an amendment to the Company’s Certificate of

Incorporation that, in accordance with the Bylaws, will require the Company’s corporate secretary to call special stockholder meetings following a request from the holders of 25% of the Company’s voting stock and (iv) to vote on Stockholder Proposal No. 1 regarding a change in the manner in which the members of the Board of Directors are elected to require director nominees to be elected by the affirmative vote of the majority of votes cast at an annual meeting rather than the current plurality voting standard. Following are the final results of the Annual Meeting.
     The directors who were elected are Larry D. Brady, Clarence P. Cazalot, Jr., Chad C. Deaton, Edward P. Djerejian, Anthony G. Fernandes, Claire W. Gargalli, Pierre H. Jungels, James A. Lash, J. Larry Nichols, H. John Riley, Jr., and Charles L. Watson.

Names	Number of Affirmative Votes	Number of Votes Withheld
Larry D. Brady	242,030,215	2,569,475
Clarence P. Cazalot, Jr.	241,935,889	2,663,801
Chad C. Deaton	237,965,960	6,633,730
Edward P. Djerejian	241,700,720	2,898,970
Anthony G. Fernandes	241,922,912	2,676,778
Claire W. Gargalli	241,662,592	2,937,098
Pierre H. Jungels	237,515,212	7,084,478
James A. Lash	242,031,436	2,568,254
J. Larry Nichols	240,923,912	3,675,778
H. John Riley, Jr.	229,375,122	15,224,568
Charles L. Watson	241,616,419	2,983,271
     The number of affirmative votes, the number of negative votes and the number of abstentions with respect to the ratification of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for 2010 was as follows:

Number of Affirmative Votes	Number of Negative Votes	Abstentions

264,798,952	1,592,374	111,181

     The number of affirmative votes, the number of negative votes, the number of abstentions and the number of broker non-votes with respect to Management Proposal No. 1 regarding the approval of the amendment to the Company’s Certificate of Incorporation was as follows:

Number of	Number of Negative
Affirmative Votes	Votes	Abstentions	Broker Non-Votes

265,727,840	559,673	214,993	0
     The number of affirmative votes, the number of negative votes, the number of abstentions and the number of broker non-votes with respect to Stockholder Proposal No. 1 regarding the majority vote standard for director elections was as follows:

Number of	Number of Negative
Affirmative Votes	Votes	Abstentions	Broker Non-Votes

98,041,489	146,158,677	399,524	21,902,817
     As of March 2, 2010, the record date, there were 311,906,964 shares issued and outstanding and entitled to vote at the Company’s Annual Meeting of Stockholders. At the Company’s Annual Meeting of Stockholders held on April 22, 2010, 266,502,507 shares of common stock were represented in person or by proxy, constituting a quorum. The information above reflects the number of votes cast by the holders of such common stock.
Item 8.01 Other Events.
     On April 22, 2010, Baker Hughes issued a news release to announce results of the Annual Meeting of Stockholders and to comment on the expected closing in April of the pending merger between the Company and BJ Services Company. The news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Forward-Looking Statements
Except for the historical information set forth in this document, the matters discussed in this document are forward-looking statements that involve certain assumptions and known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially. Such forward-looking statements include, but are not limited to, whether the DOJ will give regulatory clearance and approval and the Federal District Court will acknowledge the Proposed Final Judgment and enter the Hold Separate Stipulation and Order to complete the merger at all or without restrictions or conditions that would be detrimental or have a materially adverse effect on the combined company after the merger is completed, whether the merger will be consummated, and other statements that are not historical facts. There can be no assurance that all of the conditions to complete the merger will be satisfied. The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the risk that the cost savings and any other synergies from the transaction may not be realized or take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the ability to successfully integrate the businesses; unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the timing, proceeds and impact of the DOJ required divestiture of assets used in the sand control and stimulation services business in the U.S. Gulf of Mexico; the inability to retain key personnel; continuation or deterioration of current market conditions; the outcome of any litigation; future regulatory or legislative actions that could adversely affect the companies; and the business plans of the customers of the respective parties. Additional factors that may affect future results are contained in Baker Hughes’ and BJ Services’ filings with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s web site at www.sec.gov. Except as required by law, neither Baker Hughes nor BJ Services intends to update or revise statements contained in these materials based on new information, future events or otherwise.
Additional Information and Where to Find It
These materials are not a substitute for the Registration Statement that Baker Hughes filed with the SEC in connection with the proposed transaction with BJ Services, or the definitive joint proxy statement/prospectus sent to security holders of Baker Hughes and BJ Services on or about February 16, 2010 seeking their approval of the proposed transaction. INVESTORS AND SECURITY HOLDERS OF BAKER HUGHES AND BJ SERVICES ARE URGED TO CAREFULLY READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS DATED FEBRUARY 12, 2010, WHICH WAS SENT TO SECURITY HOLDERS OF BAKER HUGHES AND BJ SERVICES ON OR ABOUT FEBRUARY 16, 2010, AS IT CONTAINS IMPORTANT INFORMATION, INCLUDING DETAILED RISK FACTORS. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other documents filed by Baker Hughes and BJ Services with the SEC at the SEC’s web site at www.sec.gov. This document does not constitute an offer to sell, or a solicitation of an offer to buy, any shares of Baker Hughes or BJ Services common stock.
The definitive joint proxy statement/prospectus and such other documents (relating to Baker Hughes) may also be obtained from Baker Hughes for free from Baker Hughes’ web site at www.bakerhughes.com/investor or by directing a request to: Baker Hughes Incorporated, 2929 Allen Parkway, Suite 2100, Houston, TX 77019, Attention: Corporate Secretary, or by phone at (713) 439-8039. The definitive joint proxy statement/prospectus and such other documents (relating to BJ Services) may also be obtained from BJ Services for free from BJ Services’ web site at www.bjservices.com or by directing a request to: BJ Services Company, P.O. Box 4442, Houston, Texas 77210-4442, Attention: Investor Relations, or by phone at (713) 462-4239.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits.
               3.1 – Certificate of Amendment dated April 22, 2010.
               3.2 – Restated Bylaws of Baker Hughes Incorporated effective as of April 22, 2010 EXCEPT for Article III, Section 1 which will not be effective unless and until the closing of the pending merger with BJ Services Company.
               10.1 – Amendment to the Baker Hughes Incorporated Executive Severance Plan dated April 22, 2010.
               99.1 – News Release of Baker Hughes Incorporated dated April 22, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED

Dated: April 22, 2010	By:	/s/ William D. Marsh William D. Marsh
Assistant Secretary and Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 3.1	Certificate of Amendment dated April 22, 2010.

Exhibit 3.2	Restated Bylaws of Baker Hughes Incorporated effective as of April 22, 2010 EXCEPT for Article III, Section 1 which will not be effective unless and until the closing of the pending merger with BJ Services Company.

Exhibit 10.1	Amendment to the Baker Hughes Incorporated Executive Severance Plan dated April 22, 2010.

Exhibit 99.1	News Release of Baker Hughes Incorporated dated April 22, 2010.